Exhibit 4.(m)
This instrument was prepared
under the supervision of:
R. Alexander Glenn, Deputy General Counsel
Florida Power Corporation
d/b/a Progress Energy Florida, Inc.
100 Central Avenue
St. Petersburg, Florida 33701





                            FLORIDA POWER CORPORATION
                       d/b/a PROGRESS ENERGY FLORIDA, INC.

                                       TO

                          JPMORGAN CHASE BANK, TRUSTEE

                              ---------------------

                                  FORTY-FOURTH
                             SUPPLEMENTAL INDENTURE

                           Dated as of August 1, 2004

                              --------------------

                          This is a security agreement
                           covering personal property
                           as well as a mortgage upon
                              real estate and other
                                    property.


                             SUPPLEMENT TO INDENTURE
                  DATED AS OF JANUARY 1, 1944, AS SUPPLEMENTED.




NOTE TO RECORDER: This document amends the Indenture dated as of January 1, 1944, as supplemented and recorded in the various official records books and pages of the public records of the various counties in the State of Florida that are set forth on the schedules attached to this document as Exhibit A. Documentary stamp tax and intangibles tax were paid as required upon recordation of such Indenture and prior supplements, and this document does not increase or change the terms of the indebtedness secured thereby; accordingly, no new taxes are due in connection with this document.

                               TABLE OF CONTENTS*
                                                                           PAGE

RECITALS......................................................................1
ARTICLE I--Amendment to Original Indenture....................................7
ARTICLE II--Sundry Provisions.................................................7

EXHIBITS:

Exhibit A--Recording Information............................................A-1
Exhibit B--Property Descriptions ...........................................B-1






























----------------
* The headings listed in this Table of Contents are for convenience only and should not be included for substantive purposes as part of this Supplemental Indenture.


                                      (i)

                                    RECITALS

SUPPLEMENTAL INDENTURE, dated as of the 1st day of August 2004, made and entered into by and between FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC., a corporation of the State of Florida (hereinafter sometimes called the "Company"), party of the first part, and JPMORGAN CHASE BANK, a New York banking corporation, whose address is 4 New York Plaza, New York, New York 10004 (hereinafter sometimes called the "Trustee"), as Trustee, party of the second part.

WHEREAS, the Company has heretofore executed and delivered an indenture of mortgage and deed of trust, titled the Indenture, dated as of January 1, 1944, and the same has been recorded in the public records of the counties listed on Exhibit A hereto, on the dates and in the official record books and at the page numbers listed thereon, and for the purpose of preventing the extinguishment of said Indenture under Chapter 712, Florida Statutes, the above-referred-to Indenture applicable to each county in which this instrument is recorded is hereby incorporated herein and made a part hereof by this reference thereto (said Indenture is hereinafter referred to as the "Original Indenture" and with the below-mentioned forty-three Supplemental Indentures and this Supplemental Indenture and all other indentures, if any, supplemental to the Original Indenture collectively referred to as the "Indenture"), in and by which the Company conveyed and mortgaged to the Trustee certain property therein described to secure the payment of all bonds of the Company to be issued thereunder in one or more series; and

WHEREAS, pursuant to and under the terms of the Original Indenture, the Company issued $16,500,000 First Mortgage Bonds, 3 3/8% Series due 1974; and

WHEREAS, subsequent to the date of the execution and delivery of the Original Indenture, the Company has from time to time executed and delivered forty-three indentures supplemental to the Original Indenture (collectively, the "Supplemental Indentures"), which created additional series of bonds secured by the Original Indenture and/or amended certain terms and provisions of the Original Indenture and of indentures supplemental thereto, such Supplemental Indentures, and the purposes thereof, being as follows:


         Supplemental Indenture
                and Date                                             Providing for:
 ----------------------------------------      -----------------------------------------------------------
 First                                         $4,000,000 First Mortgage Bonds, 2 7/8% Series due 1974
          July 1, 1946
 Second                                        $8,500,000 First Mortgage Bonds, 3 1/4% Series due 1978
          November 1, 1948
 Third                                         $14,000,000 First Mortgage Bonds, 3 3/8% Series due 1981
          July 1, 1951
 Fourth                                        $15,000,000 First Mortgage Bonds, 3 3/8% Series due 1982
          November 1, 1952
 Fifth                                         $10,000,000 First Mortgage Bonds, 3 5/8% Series due 1983
          November 1, 1953
 Sixth                                         $12,000,000 First Mortgage Bonds, 3 1/8% Series due 1984
          July 1, 1954

                                       1

         Supplemental Indenture
                and Date                                             Providing for:
 ----------------------------------------      -----------------------------------------------------------

Seventh                                        $20,000,000 First Mortgage Bonds, 3 7/8% Series due 1986,
          July 1, 1956                         and amendment of certain provisions of the Original
                                               Indenture
 Eighth                                        $25,000,000 First Mortgage Bonds, 4 1/8% Series due 1988,
          July 1, 1958                         and amendment of certain provisions of the Original
                                               Indenture
 Ninth                                         $25,000,000 First Mortgage Bonds, 4 3/4% Series due 1990
          October 1, 1960
 Tenth                                         $25,000,000 First Mortgage Bonds, 4 1/4% Series due 1992
          May 1, 1962
 Eleventh                                      $30,000,000 First Mortgage Bonds, 4 5/8% Series due 1995
          April 1, 1965
 Twelfth                                       $25,000,000 First Mortgage Bonds, 4 7/8% Series due 1995
          November 1, 1965
 Thirteenth                                    $25,000,000 First Mortgage Bonds, 6 1/8% Series due 1997
          August 1, 1967
 Fourteenth                                    $30,000,000 First Mortgage Bonds, 7% Series due 1998
          November 1, 1968
 Fifteenth                                     $35,000,000 First Mortgage Bonds, 7 7/8% Series due 1999
          August 1, 1969
 Sixteenth                                     Amendment of certain provisions of the Original Indenture
          February 1, 1970
 Seventeenth                                   $40,000,000 First Mortgage Bonds, 9% Series due 2000
          November 1, 1970
 Eighteenth                                    $50,000,000 First Mortgage Bonds, 7 3/4% Series due 2001
          October 1, 1971
 Nineteenth                                    $50,000,000 First Mortgage Bonds, 7 3/8% Series due 2002
          June 1, 1972
 Twentieth                                     $50,000,000 First Mortgage Bonds, 7 1/4% Series A due 2002
          November 1, 1972
 Twenty-First                                  $60,000,000 First Mortgage Bonds, 7 3/4% Series due 2003
          June 1, 1973
 Twenty-Second                                 $70,000,000 First Mortgage Bonds, 8% Series A due 2003
          December 1, 1973
 Twenty-Third                                  $80,000,000 First Mortgage Bonds, 8 3/4% Series due 2006
          October 1, 1976
 Twenty-Fourth                                 $40,000,000 First Mortgage Bonds, 6 3/4-6 7/8% Series due
          April 1, 1979                        2004-2009
 Twenty-Fifth                                  $100,000,000 First Mortgage Bonds, 13 5/8% Series due 1987
          April 1, 1980
 Twenty-Sixth                                  $100,000,000 First Mortgage Bonds, 13.30% Series A due
          November 1, 1980                     1990
 Twenty-Seventh                                $38,000,000 First Mortgage Bonds, 10-10 1/4% Series due
          November 15, 1980                    2000-2010

                                       2

         Supplemental Indenture
                and Date                                             Providing for:
 ----------------------------------------      -----------------------------------------------------------

Twenty-Eighth                                  $50,000,000 First Mortgage Bonds, 9 1/4% Series A due 1984
          May 1, 1981
 Twenty-Ninth                                  Amendment of certain provisions of the Original Indenture
          September 1, 1982
 Thirtieth                                     $100,000,000 First Mortgage Bonds, 13 1/8% Series due 2012
          October 1, 1982
 Thirty-First                                  $150,000,000 First Mortgage Bonds, 8 5/8% Series due 2021
          November 1, 1991
 Thirty-Second                                 $150,000,000 First Mortgage Bonds, 8% Series due 2022
          December 1, 1992
 Thirty-Third                                  $75,000,000 First Mortgage Bonds, 6 1/2% Series due 1999
          December 1, 1992
 Thirty-Fourth                                 $80,000,000 First Mortgage Bonds, 6-7/8% Series due 2008
          February 1, 1993
 Thirty-Fifth                                  $70,000,000 First Mortgage Bonds, 6-1/8% Series due 2003
          March 1, 1993
 Thirty-Sixth                                  $110,000,000 First Mortgage Bonds, 6% Series due 2003
          July 1, 1993
 Thirty-Seventh                                $100,000,000 First Mortgage Bonds, 7% Series due 2023
          December 1, 1993
 Thirty-Eighth                                 Appointment of First Chicago Trust Company of New York as
          July 25, 1994                        successor Trustee and resignation of former Trustee and
                                               Co-Trustee
 Thirty-Ninth                                  $300,000,000 First Mortgage Bonds, 6.650% Series due 2011
          July 1, 2001
 Fortieth                                      $240,865,000 First Mortgage Bonds in three series as
          July 1, 2002                         follows: (i) $108,550,000 Pollution Control Series 2002A
                                               Bonds due 2027; (ii) $100,115,000 Pollution Control
                                               Series 2002B Bonds due 2022; and (iii) $32,200,000 Pollution
                                               Control Series 2002C Bonds due 2018; and reservation of
                                               amendment of certain provisions of the Original Indenture
 Forty-First                                   $650,000,000 First Mortgage Bonds in two series as
          February 1, 2003                     follows: (i) $425,000,000 First Mortgage Bonds, 4.80%
                                               Series due 2013; and (ii) $225,000,000 First Mortgage Bonds,
                                               5.90% Series due 2033; and reservation of and consent to
                                               amendment of certain provisions of the Original Indenture
                                       3

         Supplemental Indenture
                and Date                                             Providing for:
 ----------------------------------------      -----------------------------------------------------------

Forty-Second                                   Amendment of certain provisions of the Original
          April 1, 2003                        Indenture; and appointment of Bank One, N.A. as successor
                                               Trustee and resignation of former Trustee
 Forty-Third                                   $300,000,000 First Mortgage Bonds, 5.10% Series due 2015;
          November 1, 2003                     and reservation of and consent to amendment of certain
                                               provisions of the Original Indenture


WHEREAS, the Supplemental Indentures have each been recorded in the public records of the counties listed on Exhibit A hereto, on the dates and in the official record books and at the page numbers listed thereon; and

WHEREAS, subsequent to the date of the execution and delivery of the Forty-Third Supplemental Indenture, the Company has purchased, constructed or otherwise acquired certain property hereinafter referred to, and the Company desires by this Supplemental Indenture to confirm the lien of the Original Indenture on such property; and

WHEREAS, the Company desires by this Supplemental Indenture to, pursuant to
Section 17.02 of the Original Indenture, amend Section 3.01 of the Original Indenture to permit an officer or employee of the Company actively engaged in accounting work, but who may not be a certified or licensed public accountant, to provide required accounting certificates or opinions as to dates or periods not covered by annual reports required to be filed by the Company; and

WHEREAS, it is provided in Article XVII of the Original Indenture that modifications of the Original Indenture and of the rights of the holders of the bonds and coupons may be made with the approval of the Board of Directors of the Company (as defined in the Indenture, which definition includes any duly authorized committee of the Board of Directors, including the First Mortgage Bond Indenture Committee of the Board of Directors) and with the consent of the holders of 75% or more in aggregate principal amount of the Bonds at the time outstanding, and that such modifications may be made by an indenture executed by the Trustee and the Company, supplemental to the Original Indenture; and the holders of more than 75% in aggregate principal amount of the bonds outstanding under the Indenture at the date of the execution and delivery hereof have consented in writing to the modification of the Indenture effected by this Forty-Fourth Supplemental Indenture, and the execution and delivery of this Forty-Fourth Supplemental Indenture have been duly authorized by the Company; and

WHEREAS, the Company in the exercise of the powers and authority conferred upon and reserved to it under and by virtue of the Indenture, and pursuant to the resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee, as authorized and permitted by Article XVII of the Original Indenture, a Supplemental Indenture in the form hereof for the purposes herein provided; and

WHEREAS, all conditions and requirements necessary to authorize the execution, acknowledgement and delivery of this Supplemental Indenture and duly and legally to effect the modification of the Indenture provided for in this Supplemental Indenture and to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That Florida Power Corporation d/b/a Progress Energy Florida, Inc., in consideration of the premises and of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued and to be issued under the Indenture, according to their tenor and effect, does hereby confirm the grant, sale, resale, conveyance, assignment, transfer, mortgage and pledge of the property described in the Original Indenture and the Supplemental Indentures (except such properties or interests therein as may have been released or sold or disposed of in whole or in part as permitted by the provisions of the Original Indenture), and hath granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents doth grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto JPMorgan Chase Bank, as Trustee, and to its successors in the trust and to its successors and assigns, forever, all property, real, personal and mixed, tangible and intangible, owned by the Company on the date of the execution of this Supplemental Indenture or which may be hereafter acquired by it, including (but not limited to) all property which it has acquired subsequent to the date of execution of the Forty-Third Supplemental Indenture and situated in the State of Florida, including without limitation the property described on Exhibit B hereto (in all cases, except such property as is expressly excepted by the Original Indenture from the lien and operation thereof); and without in any way limiting or impairing by the enumeration of the same the scope and intent of the foregoing, all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all power houses, facilities for utilization of natural gas, street lighting systems, if any, standards and other equipment incidental thereto, telephone, radio and television systems, microwave systems, facilities for utilization of water, steam heat and hot water plants, if any, all substations, lines, service and supply systems, bridges, culverts, tracks, offices, buildings and other structures and equipment and fixtures thereof; all machinery, engines, boilers, dynamos, electric machines, regulators, meters, transformers, generators, motors, electrical and mechanical appliances, conduits, cables, pipes, fittings, valves and connections, poles (wood, metal and concrete), and transmission lines, wires, cables, conductors, insulators, tools, implements, apparatus, furniture, chattels, and choses in action; all municipal and other franchises, consents, licenses or permits; all lines for the distribution of electric current, gas, steam heat or water for any purpose including towers, poles (wood, metal and concrete), wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights-of-way and other rights in or relating to real estate or the use and occupancy of the same (except as herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted); all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore, or in the Original Indenture and said Supplemental Indentures, described.

IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any property herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted) shall, subject to the provisions of Section 9.01 of the Original Indenture and to the extent permitted by law, be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby.

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any way appertaining to the aforesaid mortgaged property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 9.01 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid mortgaged property and every part and parcel thereof.

TO HAVE AND TO HOLD THE SAME unto JPMorgan Chase Bank, the Trustee, and its successors in the trust and its assigns forever, but IN TRUST NEVERTHELESS upon the terms and trusts set forth in the Indenture, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued under the Indenture, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason or priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions of Sections 10.03 and 10.12 of the Original Indenture.

SUBJECT, HOWEVER, to the reservations, exceptions, conditions, limitations and restrictions contained in the several deeds, servitudes and contracts or other instruments through which the Company acquired, and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in the Original Indenture as "excepted encumbrances" in so far as the same may attach to any of the property embraced herein.

Without derogating from the security and priority presently afforded by the Indenture and by law for all of the bonds of the Company that have been, are being, and may in the future be, issued pursuant to the Indenture, for purposes of obtaining any additional benefits and security provided by Section 697.04 of the Florida Statutes, the following provisions of this paragraph shall be applicable. The Indenture also shall secure the payment of both principal and interest and premium, if any, on the bonds from time to time hereafter issued pursuant to the Indenture, according to their tenor and effect, and the performance and observance of all the provisions of the Indenture (including any indentures supplemental thereto and any modification or alteration thereof made as therein provided), whether the issuance of such bonds may be optional or mandatory, and for any purpose, within twenty (20) years from the date of this Supplemental Indenture. The total amount of indebtedness secured by the Indenture may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount of $2,500,000,000.00, plus interest and premium, if any, as well as any disbursements made for the payment of taxes, levies or insurance on the property encumbered by the Indenture, with interest on those disbursements, plus any increase in the principal balance as the result of negative amortization or deferred interest. For purposes of Section 697.04 of the Florida Statutes, the Original Indenture, as well as all of the indentures supplemental thereto that have been executed prior to the date of this Supplemental Indenture, are incorporated herein by this reference with the same effect as if they had been set forth in full herein.

And, upon the consideration hereinbefore set forth, the Company does hereby covenant and agree to and with the Trustee and its successors in trust under the Indenture for the benefit of those who shall hold bonds and coupons issued and to be issued under the Indenture, as follows:



                                    ARTICLE I

                         AMENDMENT TO ORIGINAL INDENTURE

Section 1. Section 3.01 of the Original Indenture is amended by inserting the following provision as the new third paragraph of such Section 3.01:

          "Notwithstanding any other provisions of this Indenture, with respect to compliance with any conditions precedent to the authentication and delivery of bonds, no certificate or opinion of an accountant shall be required to be of any person other than an officer or employee of the Company actively engaged in accounting work, but who need not be a certified or licensed public accountant, as to dates or periods not covered by annual reports required to be filed by the Company, in the case of conditions precedent which depend upon a state of facts as of a date or dates for a period or periods different from that required to be covered by such annual reports."

Section 2. Except as herein modified, the provisions of Section 3.01 of the Original Indenture are in all respects confirmed.

                              ARTICLE II

                           SUNDRY PROVISIONS

Section 1. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part thereof and all of the provisions contained in the Original Indenture in respect to the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.

Section 2. This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all of said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

Section 3. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or of the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

Section 4. Although this Supplemental Indenture is dated for convenience and for purposes of reference as of August 1, 2004, the actual dates of execution by the Company and by the Trustee are as indicated by the respective acknowledgments hereto annexed.



             [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC. has caused this Supplemental Indenture to be signed in its name and on its behalf by its Executive Vice President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary, and JPMORGAN CHASE BANK has caused this Supplemental Indenture to be signed and sealed in its name and on its behalf by a Vice President, and its corporate seal to be attested by a Vice President all as of the day and year first above written.

                                        FLORIDA POWER CORPORATION
                                        d/b/a PROGRESS ENERGY FLORIDA, INC,

                                        By:
                                            -----------------------------------
                                            Geoffrey S. Chatas,
                                            Executive Vice President
                                            100 Central Avenue
                                            St. Petersburg, Florida 33701

[SEAL]
Attest:


---------------------------------------
Robert M. Williams, Assistant Secretary
100 Central Avenue
St. Petersburg, Florida  33701

Signed, sealed and delivered by said
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
in the presence of:


---------------------------------------
C. G. Beuris


---------------------------------------
N. Manly Johnson III










    [Company Signature Page of Forty-Fourth Supplemental Indenture]

                                        JPMORGAN CHASE BANK

                                        By:
                                             ----------------------------------
                                             Janice Ott Rotunno, Vice President
                                             4 New York Plaza
[SEAL] New York, New York 10004

Attest:
---------------------------------------
J. Morand, Vice President
4 New York Plaza
New York, New York 10004

Signed, sealed and delivered by said

JPMORGAN CHASE BANK

in the presence of:

---------------------------------------
Benita A. Pointer

---------------------------------------
Leonard Gnat






















   [Trustee's Signature Page of Forty-Fourth Supplemental Indenture]

STATE OF NORTH CAROLINA   )
                          ) SS:
COUNTY OF WAKE            )

Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Geoffrey S. Chatas, Executive Vice President of FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC., a corporation, the corporate party of the first part in and to the above written instrument, and also personally appeared before me Robert M. Williams, Assistant Secretary of the said corporation; such persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executive Vice President and as such Assistant Secretary executed the above written instrument on behalf of said corporation; and he, the said Executive Vice President, acknowledged that as such Executive Vice President, he subscribed the said corporate name to said instrument on behalf and by authority of said corporation, and he, the said Assistant Secretary, acknowledged that he affixed the seal of said corporation to said instrument and attested the same by subscribing his name as Assistant Secretary of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executive Vice President and Assistant Secretary, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation; and each of said persons further acknowledged and declared that he knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of August, 2004 at Raleigh in the State and County aforesaid.


                                        ---------------------------------------

[NOTARIAL SEAL]

STATE OF ILLINOIS    )
                     ) SS:
COUNTY OF COOK       )

Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Janice Ott Rotunno, a Vice President (the "Executing Vice President") of JPMORGAN CHASE BANK, a national banking association, the corporate party of the second part in and to the above written instrument, and also personally appeared before me J. Morand, a Vice President (the "Attesting Vice President") of the said corporation; said persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executing Vice President and as such Attesting Vice President executed the above written instrument on behalf of said corporation; and he, the said Executing Vice President, acknowledged that as such Executing Vice President he subscribed the said corporate name to said instrument and affixed the seal of said corporation to said instrument on behalf and by authority of said corporation, and he, the said Attesting Vice President, acknowledged that he attested the same by subscribing his name as Vice President of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executing Vice President and Attesting Vice President, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation, and each of said persons further acknowledged and declared that he knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of August, 2004, at Chicago, Illinois, in the State and County aforesaid.


                                        ---------------------------------------

[NOTARIAL SEAL]

                                 A-50
                               EXHIBIT A

                         RECORDING INFORMATION


ORIGINAL INDENTURE dated January 1, 1944

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               02/25/44                121           172
Bay                   10/20/47                59            18
Brevard               10/30/91               3157          3297
Citrus                02/25/44                18             1
Columbia              02/25/44                42            175
Dixie                 02/25/44                 3            127
Flagler               10/30/91                456           288
Franklin              02/25/44                 0            83
Gadsden               02/26/44                A-6           175
Gilchrist             02/25/44                 5            60
Gulf                  02/26/44                 6            193
Hamilton              02/25/44                42            69
Hardee                02/25/44                23             1
Hernando              02/25/44                90             1
Highlands             02/25/44                48            357
Hillsborough          02/25/44                662           105
Jackson               02/26/44                370            1
Jefferson             07/02/51                25             1
Lafayette             02/25/44                22            465
Lake                  02/25/44                93             1
Leon                  02/25/44                41             1
Levy                  02/25/44                 3            160
Liberty               02/25/44                "H"           116
Madison               07/02/51                61            86
Marion                02/25/44                103            1
Orange                02/25/44                297           375
Osceola               02/25/44                20             1
Pasco                 02/25/44                39            449
Pinellas              02/26/44                566            1
Polk                  02/25/44                666           305
Seminole              02/25/44                65            147
Sumter                02/25/44                25             1
Suwanee               02/25/44                58            425
Taylor                07/03/51                36             1
Volusia               02/25/44                135           156
Wakulla               02/25/44                14             1

STATE OF GEORGIA

County           Date of Recordation         Book          Page

Cook                  02/25/44                24             1
Echols                02/25/44                A-1           300
Lowndes               02/25/44                5-0            1

SUPPLEMENTAL INDENTURE (First) dated July 1, 1946

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               11/12/46                166            1
Bay                   10/20/47                59             1
Brevard               10/30/91               3157          3590
Citrus                11/12/46                17            362
Columbia              11/12/46                49            283
Dixie                 11/14/46                 3            357
Flagler               10/30/91                456           579
Franklin              11/13/46                "P"           80
Gadsden               11/13/46                A-9           148
Gilchrist             11/14/46                 7            120
Gulf                  11/13/46                10            313
Hamilton              11/12/46                40            371
Hardee                11/12/46                24            575
Hernando              11/14/46                99            201
Highlands             11/12/46                55            303
Hillsborough          11/06/46                95            375
Jackson               11/13/46                399            1
Jefferson             07/02/51                25            287
Lafayette             11/14/46                23            156
Lake                  11/13/46                107           209
Leon                  11/13/46                55            481
Levy                  11/14/46                 4            133
Liberty               11/13/46                "H"           420
Madison               07/02/51                61            373
Marion                11/12/46                110            1
Orange                11/12/46                338           379
Osceola               11/12/46                20            164
Pasco                 11/14/46                44            169
Pinellas              11/06/46                632           161
Polk                  11/12/46                744           511
Seminole              11/13/46                74            431
Sumter                11/13/46                25            467
Suwanee               11/12/46                63            316
Taylor                07/03/51                36            145
Volusia               11/13/46                158           203
Wakulla               11/13/36                14            299

SUPPLEMENTAL INDENTURE (Second) dated November 1, 1948

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               01/08/49                196           287
Bay                   01/10/49                64            395
Brevard               10/30/91               3157          3607
Citrus                01/13/49                18            414
Columbia              01/08/49                55            493
Dixie                 01/10/49                 4            201
Flagler               10/30/91                456           601
Franklin              01/10/49                "Q"            1
Gadsden               01/10/49               A-13           157
Gilchrist             01/08/49                 6            274
Gulf                  01/10/49                13            74
Hamilton              01/10/49                44             1
Hardee                01/08/49                28            110
Hernando              01/08/49                109           448
Highlands             01/08/49                61            398
Hillsborough          01/13/49                810           452
Jackson               01/10/49                400           563
Jefferson             07/02/51                25            320
Lafayette             01/10/49                25            210
Lake                  01/08/49                119           555
Leon                  01/10/49                82            303
Levy                  01/08/49                 5            242
Liberty               01/08/49                "H"           587
Madison               07/02/51                61            407
Marion                01/11/49                122           172
Orange                01/08/49                388           604
Osceola               01/08/49                25            104
Pasco                 01/08/49                47            549
Pinellas              01/05/49                716           11
Polk                  01/07/49                807           411
Seminole              01/06/49                84            389
Sumter                01/08/49                28            41
Suwanee               01/08/49                69            150
Taylor                07/03/51                36            162
Volusia               01/06/49                192           167
Wakulla               01/10/49                16             1

SUPPLEMENTAL INDENTURE (Third) dated July 1, 1951

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               08/02/51                234           340
Bay                   08/03/51                93            155
Brevard               10/30/91               3157          3630
Citrus                07/30/51                20            251
Columbia              08/02/51                66            503
Dixie                 08/02/51                 5            271
Flagler               10/30/91                456           624
Franklin              08/03/51                "Q"           522
Gadsden               08/03/51               A-19           271
Gilchrist             08/02/51                 7            422
Gulf                  08/03/51                16            59
Hamilton              08/03/51                51            347
Hardee                08/02/51                32             1
Hernando              08/02/51                118           537
Highlands             08/02/51                69            344
Hillsborough          08/02/51                927           174
Jefferson             08/03/51                25            359
Lafayette             08/03/51                27            305
Lake                  07/31/51                139           323
Leon                  08/02/51                113           465
Levy                  08/02/51                 7            211
Liberty               07/25/51                 1            232
Madison               08/07/51                62             1
Marion                08/02/51                142           143
Orange                08/07/51                460           60
Osceola               08/02/51                31            385
Pasco                 08/10/51                56             1
Pinellas              08/02/51                847           301
Polk                  08/01/51                899           539
Seminole              08/07/51                100           403
Sumter                08/02/51                32            345
Suwanee               08/02/51                76            413
Taylor                08/07/51                36            182
Volusia               08/07/51                245           393
Wakulla               08/03/51                17            259

STATE OF GEORGIA

County           Date of Recordation         Book          Page

Cook                  08/08/51                35            566
Echols                08/02/51                A-3           521
Lowndes               08/04/51                7-E           188

FOURTH SUPPLEMENTAL INDENTURE November 1, 1952

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               12/31/52                256           288
Bay                   01/01/53                104           571
Brevard               10/30/91               3157          3663
Citrus                12/31/52                22            321
Columbia              12/31/52                72            521
Dixie                 12/31/52                 6            135
Flagler               10/31/91                456           657
Franklin              12/31/52                 R            477
Gadsden               12/31/52               A-22           511
Gilchrist             12/31/52                 9            124
Gulf                  01/02/53                17             7
Hamilton              12/31/52                54            293
Hardee                12/31/52                33            433
Hernando              12/31/52                125           361
Highlands             01/02/53                74            131
Hillsborough          12/29/52                993           545
Jefferson             12/31/52                27             1
Lafayette             12/31/52                28            445
Lake                  01/02/53                150           343
Leon                  12/31/52                130            1
Levy                  12/31/52                 8            362
Liberty               01/09/53                 1            462
Madison               01/02/53                65            134
Marion                01/02/53                153           434
Orange                12/31/52                505           358
Osceola               12/31/52                36            145
Pasco                 01/02/53                61            563
Pinellas              12/29/52                926           561
Polk                  01/12/53                974           177
Seminole              01/02/53                111           41
Sumter                12/31/52                35            441
Suwanee               01/02/53                82            27
Taylor                12/31/52                37            325
Volusia               01/10/53                278           107
Wakulla               01/02/53                18            383

STATE OF GEORGIA

County           Date of Recordation         Book          Page

Cook                  01/01/53                39            95
Echols                01/01/53                A-4           110
Lowndes               12/31/52                7-0           540

FIFTH SUPPLEMENTAL INDENTURE November 1, 1953

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               12/29/53                271           24
Bay                   01/01/54                115           505
Brevard               10/30/91               3157          3690
Citrus                12/28/53                 2            73
Columbia              12/28/53                 7             3
Dixie                 12/23/53                 6            466
Flagler               10/30/91                456           684
Franklin              12/28/53                 1            447
Gadsden               12/24/53               A-26           251
Gilchrist             12/23/53                 9            317
Gulf                  12/28/53                11            229
Hamilton              12/28/53                58            220
Hardee                12/23/53                35            518
Hernando              12/23/53                130           409
Highlands             12/29/53                78             1
Hillsborough          01/04/54               1050           229
Jefferson             12/29/53                28            91
Lafayette             12/24/53                30            16
Lake                  12/23/53                160           189
Leon                  12/23/53                144           268
Levy                  12/23/53                 9            368
Liberty               01/06/54                 J            40
Madison               12/26/53                67            381
Marion                12/28/53                168           179
Orange                12/24/53                541           253
Osceola               12/24/53                39            42
Pasco                 12/23/53                67             1
Pinellas              12/22/53                988           333
Polk                  01/05/54               1021           473
Seminole              12/29/53                118           535
Sumter                12/28/53                37            466
Suwanee               12/28/53                85            346
Taylor                12/24/53                43            225
Volusia               12/24/53                303           454
Wakulla               12/30/53                19            380

STATE OF GEORGIA

County           Date of Recordation         Book          Page

Cook                  01/15/54                39            437
Echols                01/15/54                A-4           418
Lowndes               12/29/53                7-X           235

SIXTH SUPPLEMENTAL INDENTURE dated July 1, 1954

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               11/19/54                286           129
Bay                   11/22/54                125           502
Brevard               10/30/91               3157          3719
Citrus                11/19/54                 9            525
Columbia              11/20/54                17            479
Dixie                 11/19/54                 7            299
Flagler               10/30/91                456           713
Franklin              11/19/54                 5            465
Gadsden               11/20/54               A-29           411
Gilchrist             11/19/54                 9            530
Gulf                  11/22/54                19            284
Hamilton              11/22/54                59            425
Hardee                11/19/54                37            307
Hernando              11/19/54                 7            335
Highlands             11/19/54                82            403
Hillsborough          11/26/54               1116           164
Jefferson             11/19/54                29            17
Lafayette             11/19/54                31            138
Lake                  11/19/54                170           225
Leon                  11/19/54                159           209
Levy                  11/19/54                10            523
Liberty               11/30/54                "J"           215
Madison               11/20/54                69            483
Marion                11/20/54                181           573
Orange                11/23/54                578           123
Osceola               11/20/54                42            216
Pasco                 11/22/54                15            568
Pinellas              11/18/54               1046           507
Polk                  11/23/54               1068           22
Seminole              11/19/54                28            374
Sumter                11/30/54                40            81
Suwanee               11/23/54                89             1
Taylor                11/20/54                45            377
Volusia               11/23/54                327           538
Wakulla               11/19/54                20            445

STATE OF GEORGIA

County           Date of Recordation         Book          Page

Cook                  11/20/54                55            385
Echols                11/20/54                 5            86
Lowndes               11/20/54                 3            387

SEVENTH SUPPLEMENTAL INDENTURE dated July 1, 1956

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               07/27/56                320           309
Bay                   07/27/56                145           395
Brevard               10/30/91               3157          3746
Citrus                07/25/56                28            403
Columbia              07/26/56                38            279
Dixie                 07/30/56                 9             1
Flagler               10/30/91                456           740
Franklin              07/27/56                16            392
Gadsden               07/26/56               A-36           100
Gilchrist             07/31/56                11            289
Gulf                  08/02/56                23            475
Hamilton              07/27/56                11            79
Hardee                07/31/56                43             1
Hernando              07/26/56                21            88
Highlands             07/31/56                11            571
Hillsborough          08/06/56               1260           125
Jefferson             07/25/56                30            295
Lafayette             07/25/56                33            117
Lake                  07/26/56                189           613
Leon                  07/25/56                190           301
Levy                  07/30/56                14            13
Liberty               07/31/56                "J"           531
Madison               07/26/56                74            12
Marion                07/26/56                208           223
Orange                07/27/56                126           165
Osceola               07/26/56                49             1
Pasco                 08/02/56                51            353
Pinellas              07/24/56               1168           481
Polk                  08/20/56               1180           30
Seminole              07/27/56                90             5
Sumter                08/02/56                43            523
Suwanee               07/26/56                96            67
Taylor                07/25/56                52            451
Volusia               07/26/56                384           195
Wakulla               07/25/56                22            281

STATE OF GEORGIA

County           Date of Recordation         Book          Page

Cook                  07/26/56                48            36
Echols                07/26/56                 5            401
Lowndes               07/25/56                22            419

EIGHTH SUPPLEMENTAL INDENTURE dated July 1, 1958

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               07/23/58                20            227
Bay                   08/05/58                170           295
Brevard               10/30/91               3157          3785
Citrus                07/24/58                55            336
Columbia              07/23/58                66            365
Dixie                 07/22/58                11            166
Flagler               10/30/91                456           779
Franklin              07/22/58                29            248
Gadsden               07/23/58                 9            48
Gilchrist             07/22/58                12            341
Gulf                  07/24/58                29            40
Hamilton              07/22/58                23             1
Hardee                07/22/58                49            451
Hernando              07/25/58                39            358
Highlands             07/29/58                50            514
Hillsborough          07/29/58                111           108
Jefferson             07/23/58                33            19
Lafayette             07/23/58                35            120
Lake                  07/31/58                56            297
Leon                  07/23/58                216           129
Levy                  07/22/58                18            63
Liberty               07/24/58                "K"           413
Madison               07/23/58                78            310
Marion                07/29/58                237           447
Orange                07/23/58                403           300
Osceola               07/23/58                26            462
Pasco                 07/25/58                96            455
Pinellas              07/24/58                381           683
Polk                  07/24/58                165           452
Seminole              07/23/58                178           26
Sumter                08/01/58                 5            66
Suwanee               07/23/58                102           360
Taylor                07/22/58                 4            254
Volusia               07/23/58                129           244
Wakulla               07/25/58                24            375

NINTH SUPPLEMENTAL INDENTURE dated October 1, 1960

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               11/23/60                119           158
Bay                   11/25/60                28            411
Brevard               10/30/91               3157          3822
Citrus                12/01/60                93            370
Columbia              11/17/60                105           133
Dixie                 11/16/60                13            331
Flagler               10/30/91                456           816
Franklin              11/17/60                49            375
Gadsden               11/17/60                29            655
Gilchrist             11/16/60                 1            473
Gulf                  11/21/60                 5            409
Hamilton              11/18/60                37            171
Hardee                11/17/60                60            76
Hernando              11/16/60                65            688
Highlands             11/18/60                108           421
Hillsborough          11/23/60                629           675
Jefferson             11/18/60                 8            290
Lafayette             11/16/60                38            185
Lake                  11/21/60                141           619
Leon                  11/23/60                254           479
Levy                  11/16/60                23            537
Liberty               11/17/60                "M"           525
Madison               11/22/60                11            153
Marion                11/18/60                54            420
Orange                11/22/60                817           569
Osceola               11/16/60                68            410
Pasco                 11/21/60                158           530
Pinellas              11/16/60               1036           239
Polk                  11/18/60                440           179
Seminole              11/21/60                332           203
Sumter                11/30/60                25            318
Suwanee               11/17/60                111           282
Taylor                11/18/60                21            626
Volusia               11/21/60                330           281
Wakulla               11/21/60                28            185

TENTH SUPPLEMENTAL INDENTURE dated May 1, 1962

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               06/07/62                188           123
Bay                   06/15/62                70            173
Brevard               10/30/91               3157          3858
Citrus                06/08/62                120           221
Columbia              06/05/62                130           187
Dixie                 06/05/62                15            36
Flagler               10/30/91                456           852
Franklin              06/06/62                58            333
Gadsden               06/05/62                45            493
Gilchrist             06/05/62                 7            261
Gulf                  06/06/62                14            147
Hamilton              06/05/62                46            407
Hardee                06/05/62                16            449
Hernando              06/05/62                82            326
Highlands             06/11/62                148           617
Hillsborough           0611/62                949           738
Jefferson             06/05/62                13            606
Lafayette             06/08/62                39            385
Lake                  06/06/62                204            1
Leon                  06/11/62                48            49
Levy                  06/05/62                27            574
Liberty               06/06/62                 0            214
Madison               06/05/62                20            76
Marion                06/15/62                112           412
Orange                06/06/62               1060           464
Osceola               06/05/62                90            389
Pasco                 06/08/62                202           457
Pinellas              06/01/62               1438           571
Polk                  06/14/62                605           696
Seminole              06/13/62                408           102
Sumter                06/13/62                40            85
Suwanee               06/05/62                116           273
Taylor                06/05/62                34            330
Volusia               06/20/62                456           46
Wakulla               06/11/62                31            349

ELEVENTH  SUPPLEMENTAL INDENTURE dated April 1, 1965

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               05/21/65                324           610
Bay                   05/28/65                158           231
Brevard               10/30/91               3157          3894
Citrus                05/13/65                179           485
Columbia              05/17/65                184           314
Dixie                 05/13/65                 6            485
Flagler               10/30/91                456           888
Franklin              05/19/65                72            497
Gadsden               05/18/65                73            410
Gilchrist             05/13/65                17            11
Gulf                  05/18/65                24            717
Hamilton              05/13/65                63            327
Hardee                05/13/65                47            377
Hernando              05/13/65                112           236
Highlands             05/21/65                232           421
Hillsborough          05/12/65               1448           57
Jefferson             05/14/65                23            198
Lafayette             05/13/65                 1            687
Lake                  05/19/65                287           74
Leon                  05/21/65                178           48
Levy                  05/21/65                34            519
Liberty               05/14/65                 6             1
Madison               05/14/65                34            399
Marion                05/24/65                228           528
Orange                05/25/65               1445           830
Osceola               05/18/65                132           351
Pasco                 05/13/65                291           437
Pinellas              05/12/65               2154           77
Polk                  05/17/65                929           371
Seminole              05/19/65                535           241
Sumter                05/14/65                68            83
Suwanee               05/17/65                24            673
Taylor                05/17/65                56            129
Volusia               05/19/65                708           531
Wakulla               05/17/65                 8             6

TWELFTH SUPPLEMENTAL INDENTURE dated November 1, 1965

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               12/10/65                355           229
Bay                   12/20/65                174           619
Brevard               10/30/91               3157          3931
Citrus                12/22/65                192           309
Columbia              12/10/65                194           338
Dixie                 12/10/65                 9            42
Flagler               10/30/91                456           925
Franklin              12/13/65                76            249
Gadsden               12/10/65                78            606
Gilchrist             12/10/65                19            447
Gulf                  12/10/65                26            692
Hamilton              12/10/65                66            303
Hardee                12/10/65                53            426
Hernando              12/13/65                118           441
Highlands             12/20/65                248           20
Hillsborough          12/17/65               1548           603
Jefferson             12/10/65                24            595
Lafayette             12/10/65                 2            671
Lake                  12/20/65                301           528
Leon                  12/20/65                205           170
Levy                  12/20/65                36            184
Liberty               12/10/65                 6            477
Madison               12/11/65                36            806
Marion                12/27/65                254           153
Orange                12/10/65               1499           785
Osceola               12/10/65                140           445
Pasco                 12/13/65                312           19
Pinellas              12/09/65               2283           186
Polk                  12/20/65                984           641
Seminole              12/22/65                559           591
Sumter                12/14/65                73            283
Suwanee               12/14/65                30            218
Taylor                12/10/65                59            361
Volusia               12/10/65                755           174
Wakulla               12/20/65                 9            390

THIRTEENTH SUPPLEMENTAL INDENTURE dated August 1, 1967

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               08/22/67                458           347
Bay                   08/28/67                223           457
Brevard               10/30/91               3157          3964
Citrus                08/28/67                218           756
Columbia              08/22/67                225           304
Dixie                 08/22/67                15            367
Flagler               10/30/91                456           962
Franklin              08/28/67                83            556
Gadsden               08/23/67                96            29
Gilchrist             08/22/67                25            131
Gulf                  08/22/67                33            618
Hamilton              08/23/67                76            465
Hardee                08/22/67                71            366
Hernando              08/28/67                137           646
Highlands             08/30/67                288           585
Hillsborough          08/28/67               1795           635
Jefferson             08/23/67                30            662
Lafayette             08/22/67                 5            694
Lake                  08/25/67                342           196
Leon                  08/30/67                280           594
Levy                  08/28/67                41            262
Liberty               08/23/67                10            90
Madison               08/23/67                44            606
Marion                09/01/67                324           444
Orange                08/24/67               1660           421
Osceola               08/22/67                164           335
Pasco                 08/28/67                370           728
Pinellas              08/21/67               2659           498
Polk                  09/06/67               1108           900
Seminole              08/31/67                628           506
Sumter                09/06/67                87            602
Suwanee               08/23/67                47            228
Taylor                08/24/67                67            782
Volusia               08/24/67                964           254
Wakulla               08/31/67                14            755

FOURTEENTH SUPPLEMENTAL INDENTURE dated November 1, 1968

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               12/06/68                543           198
Bay                   12/18/68                262           487
Brevard               10/30/91               3157          3984
Citrus                12/09/68                239           487
Columbia              12/09/68                242           397
Dixie                 12/09/68                20            109
Flagler               10/30/91                456           983
Franklin              12/06/68                88            538
Gadsden               12/12/68                110            7
Gilchrist             12/06/68                29            281
Gulf                  12/09/68                38            359
Hamilton              12/06/68                82            245
Hardee                12/06/68                83            221
Hernando              12/09/68                164           395
Highlands             12/11/68                319           390
Hillsborough          12/19/68               1977           890
Jefferson             12/09/68                35            32
Lafayette             12/06/68                 9            170
Lake                  12/06/68                371           438
Leon                  12/19/68                342           572
Levy                  12/09/68                44            215
Liberty               12/09/68                12            41
Madison               12/09/68                49            627
Marion                12/20/68                375           12
Orange                12/06/68               1785           837
Osceola               12/06/68                183           688
Pasco                 12/06/68                423           607
Pinellas              12/06/68               2964           580
Polk                  12/10/68               1193           854
Seminole              12/18/68                695           638
Sumter                01/02/69                98            509
Suwanee               12/06/68                60            50
Taylor                12/09/68                73            494
Volusia               12/09/68               1060           466
Wakulla               12/19/68                18            593

FIFTEENTH SUPPLEMENTAL INDENTURE dated August 1, 1969

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               08/26/69                592           206
Bay                   09/03/69                283           513
Brevard               10/30/91               3157          4002
Citrus                08/26/69                251           437
Columbia              09/05/69                251           586
Dixie                 08/26/69                21            705
Flagler               10/30/91                456          1001
Franklin              08/26/69                92            363
Gadsden               08/26/69                116           723
Gilchrist             09/04/69                31            539
Gulf                  08/26/69                41            23
Hamilton              08/26/69                85            292
Hardee                08/26/69                91            19
Hernando              09/03/69                191           745
Highlands             09/05/69                339           90
Hillsborough          09/03/69               2073           501
Jefferson             08/26/69                37            193
Lafayette             08/26/69                12            235
Lake                  09/11/69                389           148
Leon                  09/05/69                377           548
Levy                  08/26/69                 6            348
Liberty               08/29/69                12            680
Madison               08/26/69                52            263
Marion                09/08/69                399           668
Orange                08/27/69               1867           156
Osceola               09/03/69                192           726
Pasco                 08/26/69                459           315
Pinellas              08/26/69               3149           131
Polk                  09/04/69               1241           971
Seminole              09/05/69                740           500
Sumter                09/05/69                104           504
Suwanee               08/26/69                66            489
Taylor                08/26/69                77            44
Volusia               08/26/69               1123           577
Wakulla               09/05/69                21            231

SIXTEENTH SUPPLEMENTAL INDENTURE dated February 1, 1970

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               03/13/70                625           297
Bay                   03/23/70                298           539
Brevard               10/30/91               3157          4019
Citrus                03/16/70                261           729
Columbia              03/13/70                257           622
Dixie                 03/13/70                23            107
Flagler               10/30/91                456          1019
Franklin              03/13/70                94            507
Gadsden               03/13/70                121           571
Gilchrist             03/20/70                33            449
Gulf                  03/16/70                43            244
Hamilton              03/14/70                87            291
Hardee                03/16/70                97            225
Hernando              03/20/70                212           536
Highlands             03/20/70                352           25
Hillsborough          03/20/70               2146           824
Jefferson             03/13/70                38            643
Lafayette             03/16/70                14            42
Lake                  03/13/70                400           545
Leon                  04/02/70                406           203
Levy                  03/20/70                11            150
Liberty               03/13/70                13            494
Madison               03/13/70                54            152
Marion                03/20/70                419           113
Orange                03/20/70               1927           853
Osceola               03/13/70                199           282
Pasco                 03/13/70                487           207
Pinellas              03/23/70               3294           582
Polk                  03/27/70               1278            4
Seminole              03/20/70                771           384
Sumter                03/27/70                109            1
Suwanee               03/13/70                71            61
Taylor                03/16/70                79            282
Volusia               03/13/70               1183           353
Wakulla               03/24/70                23            36

SEVENTEENTH SUPPLEMENTAL INDENTURE dated November 1, 1970

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               12/15/70                678           70
                      01/08/71                682          405B
Bay                   01/11/71                321           565
Brevard               10/30/91               3157          4030
Citrus                01/07/71                277           324
Columbia              12/16/70                266           25
                      01/07/71                266           351
Dixie                 01/07/71                25            246
Flagler               10/30/91                456          1030
Franklin              12/15/70                98            171
                      01/18/71                98            472
Gadsden               01/07/71                128           705
Gilchrist             01/13/71                36             5
Gulf                  12/16/70                46            132
Hamilton              12/16/70                90            201
                      01/08/71                90            325
Hardee                12/16/70                106           109
                      01/07/71                107           15
Hernando              12/16/70                246           299
                      01/13/71                252           715
Highlands             01/11/71                372           79
Hillsborough          01/11/71               2261           308
Jefferson             12/16/70                41            467
Lafayette             01/06/71                16            144
Lake                  01/12/71                421           742
Leon                  01/14/71                449           244
Levy                  01/11/71                18            65
Liberty               12/16/70                14            535
Madison               01/07/71                56            911
Marion                01/11/71                449           33
Orange                01/11/71               2021           24
Osceola               01/29/71                212           353
Pasco                 01/08/71                524           86
Pinellas              01/14/71               3467           449
Polk                  01/14/71               1331           880
Seminole              01/11/71                819           223
Sumter                01/11/71                115           308
Suwanee               12/17/70                77            82
Taylor                12/17/70                83            53
Volusia               01/11/71               1257           142
Wakulla               01/12/71                26            175

EIGHTEENTH SUPPLEMENTAL INDENTURE dated October 1, 1971

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               11/17/71                755           116
Bay                   11/09/71                351           33
Brevard               10/30/91               3157          4062
Citrus                11/16/71                296           490
Columbia              11/15/71                278           597
Dixie                 11/09/71                31            23
Flagler               10/30/91                456          1062
Franklin              11/09/71                103           278
Gadsden               11/10/71                138           360
Gilchrist             11/16/71                39            92
Gulf                  11/11/71                49            107
Hamilton              11/09/71                93            538
Hardee                11/09/71                119           63
Hernando              11/17/71                280            1
Highlands             11/16/71                393           578
Hillsborough          11/17/71               2393           263
Jefferson             11/11/71                45            135
Lafayette             11/09/71                19            91
Lake                  11/16/71                447           834
Leon                  11/12/71                496           190
Levy                  11/16/71                26            748
Liberty               11/10/71                16            108
Madison               11/11/71                61            220
Marion                11/16/71                487           239
Orange                11/18/71               2144           179
Osceola               11/10/71                229           360
Pasco                 11/12/71                569           344
Pinellas              11/09/71               3659           630
Polk                  11/16/71               1400            1
Seminole              11/16/71                892           460
Sumter                11/09/71                123           457
Suwanee               11/12/71                86            28
Taylor                11/09/71                87            706
Volusia               11/09/71               1352           118
Wakulla               11/16/71                30            218

NINETEENTH SUPPLEMENTAL INDENTURE dated June 1, 1971

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               07/31/72                797           81
Bay                   07/31/72                378           483
Brevard               10/30/91               3157          4079
Citrus                08/01/72                314           557
Columbia              07/31/72                290           418
Dixie                 07/31/72                35            44
Flagler               10/30/91                456          1079
Franklin              07/31/72                107           442
Gadsden               07/31/72                147           296
Gilchrist             07/31/72                41            148
Gulf                  07/31/72                51            371
Hamilton              07/31/72                96            573
Hardee                07/31/72                130           35
Hernando              07/31/72                295           702
Highlands             07/31/72                409           578
Hillsborough          07/31/72               2518           15
Jefferson             07/31/72                48            389
Lafayette             08/04/72                22            70
Lake                  08/02/72                474           134
Leon                  08/02/72                537           763
Levy                  08/02/72                35             5
Liberty               08/03/72                17            319
Madison               08/03/72                65            120
Marion                08/02/72                521           427
Orange                08/03/72               2259           950
Osceola               08/02/72                245           626
Pasco                 08/03/72                619           487
Pinellas              08/02/72               3846           454
Polk                  08/02/72               1467           276
Seminole              08/03/72                948          1035
Sumter                08/02/72                131           348
Suwanee               08/02/72                93            785
Taylor                08/03/72                92            198
Volusia               08/02/72               1456           420
Wakulla               08/03/72                33            147

TWENTIETH SUPPLEMENTAL INDENTURE  dated November 1, 1972

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               01/22/73                818           709
Bay                   01/22/73                400           226
Brevard               10/30/91               3157          4096
Citrus                01/22/73d               328           152
Columbia              01/22/73                298           244
Dixie                 01/22/73                38            92
Flagler               10/30/91                456          1096
Franklin              01/22/73                110           446
Gadsden               01/22/73                154           117
Gilchrist              01/2273                42            685
Gulf                  01/22/73                52            813
Hamilton              01/22/73                99            270
Hardee                01/22/73                138           88
Herdando              01/22/73                306           325
Highlands             01/22/73                422             5
Hillsborough          01/22/73               2612           659
Jefferson             01/23/73                50            632
Lafayette             01/22/73                23            338
Lake                  01/22/73                492           696
Leon                  01/25/73                567           238
Levy                  01/22/73                40            755
Liberty               01/23/73                18            51
Madison               01/23/73                67            413
Marion                01/22/73                546           125
Orange                01/22/73               2345           569
Osceola               01/24/73                256           564
Pasco                 01/22/73                654           281
Pinellas              01/23/73               3980           788
Polk                  01/24/73               1514           854
Seminole              01/22/73                136           696
Sumter                01/22/73                136           696
Suwanee               01/22/73                98            583
Taylor                01/22/73                95            99
Volusia               01/22/73               1533           327
Wakulla               01/26/73                35            266

TWENTY-FIRST SUPPLEMENTAL INDENTURE  dated June 1, 1973

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               08/30/73                850           668
Bay                   08/30/73                431           401
Brevard               10/30/91               3157          4126
Citrus                08/31/73                349           609
Columbia              08/30/73                309           245
Dixie                 08/30/73                41            473
Flagler               10/30/91                456          1126
Franklin              08/31/73                115           120
Gadsden               08/31/73                164           90
Gilchrist             08/31/73                45            387
Gulf                  09/04/73                54            736
Hamilton              09/04/73                104           250
Hardee                08/31/73                149           295
Herdando              08/31/73                321           479
Highlands             08/31/73                442           961
Hillsborough          08/31/73               2740           278
Jefferson             08/31/73                54            591
Lafayette             09/07/73                26            73
Lake                  08/31/73                520           70
Leon                  09/06/73                609           543
Levy                  09/05/73                50            741
Liberty               08/31/73                19            111
Madison               08/31/73                71            22
Marion                09/04/73                585           491
Orange                09/07/73               2448          1009
Osceola               09/06/73                272           204
Pasco                 09/04/73                707           613
Pinellas              08/31/73               4073           767
Polk                  08/31/73               1550          1341
Seminole              09/04/73                993          0048
Sumter                08/31/73                144           265
Suwanee               09/04/73                106           192
Taylor                08/31/73                99            444
Volusia               08/31/73               1647           440
Wakulla               08/31/73                38            458

TWENTY-SECOND SUPPLEMENTAL INDENTURE dated December 1, 1973

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               02/28/74                876           74
Bay                   02/28/74                457           572
Brevard               10/30/91               3157          4155
Citrus                03/18/74                365           200
Columbia              03/01/74                319           179
Dixie                 02/28/74                44            149
Flagler               10/30/91                456          1155
Franklin              03/01/74                119           14
Gadsden               03/01/74                171           264
Gilchrist             02/28/74                48            25
Gulf                  03/01/74                56            427
Hamilton              03/01/74                109           89
Hardee                02/28/74                158           140
Herdando              02/28/74                333           455
Highlands             02/28/74                458           394
Hillsborough          02/28/74               2842           642
Jefferson             03/01/74                58             5
Lafayette             03/01/74                28            34
Lake                  03/04/74                540           77
Leon                  03/01/74                638           672
Levy                  02/28/74                57            769
Liberty               03/01/74                20            54
Madison               03/01/74                73            545
Marion                02/28/74                617           19
Orange                02/28/74               2504          1707
Osceola               03/01/74                284           344
Pasco                 03/01/74                739          1360
Pinellas              02/28/74               4141          1397
Polk                  02/28/74               1578          1983
Seminole              03/04/74               1010          1601
Sumter                03/01/74                150           278
Suwanee               03/04/74                111           766
Taylor                03/04/74                102           694
Volusia               03/04/74               1712           645
Wakulla               03/05/74                40            626

TWENTY-THIRD SUPPLEMENTAL INDENTURE dated October 1, 1976

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               11/29/76               1035           716
Bay                   11/29/76                600           687
Brevard               10/30/91               3157          4184
Citrus                12/08/76                448           668
Columbia              12/03/76                370           898
Dixie                 11/29/76                56            160
Flagler               10/30/91                456          1184
Franklin              11/29/76                136           420
Gadsden               12/06/76                219           533
Gilchrist             11/30/76                62            464
Gulf                  11/30/76                68            753
Hamilton              11/30/76                131           855
Hardee                11/29/76                212           10
Herdando              12/03/76                397           623
Highlands             11/29/76                535           951
Hillsborough          11/29/76               3181          1281
Jefferson             11/29/76                75            198
Lafayette             11/29/76                36            422
Lake                  12/06/76                620           66
Leon                  11/30/76                823           723
Levy                  11/29/76                98            32
Liberty               11/29/76                25            104
Madison               12/06/76                89            124
Marion                12/08/76                779           258
Orange                12/06/76               2745           889
Osceola               11/30/76                345           524
Pasco                 12/03/76                867          1165
Pinellas              12/03/76               4484          1651
Polk                  11/29/76               1720          2000
Seminole              12/06/76               1105          1137
Sumter                11/30/76                181           97
Suwanee               11/29/76                146           437
Taylor                11/30/76                123           111
Volusia               12/06/76               1872          1438
Wakulla               12/07/76                53            837

TWENTY-FOURTH SUPPLEMENTAL INDENTURE dated April 1, 1979

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               06/11/79               1212           956
Bay                   06/12/79                734           343
Brevard               10/30/91               3157          4212
Citrus                06/12/79                538          1687
Columbia              06/14/79                429           139
Dixie                 06/12/79                68            122
Flagler               10/30/91                456          1212
Franklin              06/13/79                159           186
Gadsden               06/13/79                259           396
Gilchrist             06/12/79                77            260
Gulf                  06/14/79                78            174
Hamilton              06/12/79                142           859
Hardee                06/12/79                245           558
Herdando              06/12/79                443           17
Highlands             06/13/79                620           77
Hillsborough          06/12/79               3523          1162
Jefferson             06/13/79                93            685
Lafayette             06/13/79                44            496
Lake                  06/12/79                678           266
Leon                  06/15/79                931           526
Levy                  06/12/79                141           163
Liberty               06/13/79                30            394
Madison               06/13/79                108           655
Marion                06/13/79                976           451
Orange                06/13/79               3018           812
Osceola               06/12/79                438           115
Pasco                 06/14/79               1013           126
Pinellas              06/12/79               4867           291
Polk                  06/12/79               1881          2012
Seminole              06/12/79               1228           606
Sumter                06/12/79                216           642
Suwanee               06/12/79                184           514
Taylor                06/13/79                145           686
Volusia               06/12/79               2082          1430
Wakulla               06/13/79                69            884

TWENTY-FIFTH SUPPLEMENTAL INDENTURE dated April 1, 1980

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               07/25/80               1290           319
Bay                   07/25/80                794           596
Brevard               10/30/91               3157          4238
Citrus                07/28/80                560          2030
Columbia              07/24/80                451           126
Dixie                 07/24/80                73            220
Flagler               10/30/91                456          1238
Franklin              07/28/80                169           589
Gadsden               07/25/80                275           649
Gilchrist             07/24/80                84            551
Gulf                  07/28/80                82            290
Hamilton              07/25/80                148           774
Hardee                07/25/80                257           823
Herdando              07/24/80                465           441
Highlands             07/29/80                658           523
Hillsborough          07/24/80               3684           411
Jefferson             07/25/80                101           387
Lafayette             07/24/80                47            586
Lake                  07/24/80                705           977
Leon                  07/25/80                966           426
Levy                  07/25/80                161           478
Liberty               07/25/80                32            981
Madison               07/28/80                117           572
Marion                07/28/80               1027          1141
Orange                07/25/80               3127          1401
Osceola               07/30/80                489           198
Pasco                 07/25/80               1077          1362
Pinellas              06/24/80               5038          2013
Polk                  07/25/80               1956          1808
Seminole              07/28/80               1288          1105
Sumter                07/25/80                233           598
Suwanee               07/29/80                200           618
Taylor                07/28/80                156           740
Volusia               07/25/80               2185           587
Wakulla               07/28/80                76            879

TWENTY-SIXTH SUPPLEMENTAL INDENTURE dated November 1, 1980

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               01/27/81               1326           527
Bay                   01/26/81                823           570
Brevard               10/30/91               3157          4267
Citrus                01/28/81                570          1391
Columbia              01/27/81                461           435
Dixie                 01/23/81                75            785
Flagler               10/30/91                456          1267
Franklin              01/27/81                174           320
Gadsden               01/26/81                282           356
Gilchrist             01/23/81                87            484
Gulf                  01/26/81                84            307
Hamilton              01/26/81                151           44
Hardee                01/27/81                264           214
Herdando              01/26/81                476           916
Highlands             01/26/81                676           12
Hillsborough          01/26/81               3760          1223
Jefferson             01/26/81                104           658
Lafayette             01/27/81                49            175
Lake                  01/27/81                717          2439
Leon                  01/30/81                983          1982
Levy                  01/26/81                169           716
Liberty               01/26/81                33            875
Madison               01/27/81                121           535
Marion                01/26/81               1051           47
Orange                01/26/81               3167          2388
Osceola               01/28/81                512           78
Pasco                 01/26/81               1108          1247
Pinellas              12/31/80               5128          1781
Polk                  01/27/81               1994           436
Seminole              01/27/81               1317           775
Sumter                01/26/81                241           211
Suwanee               01/27/81                209           696
Taylor                01/26/81                161           461
Volusia               01/26/81               2236          1396
Wakulla               01/26/81                79            837

TWENTY-SEVENTH SUPPLEMENTAL INDENTURE dated November 15, 1980

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               02/10/81               1328           880
Bay                   02/10/81                825           667
Brevard               10/30/91               3157          4295
Citrus                02/13/81                571          1236
Columbia              02/09/81                462           275
Dixie                 02/09/81                76            147
Flagler               10/30/91                456          1295
Franklin              02/11/81                174           590
Gadsden               02/11/81                283           105
Gilchrist             02/13/81                88            100
Gulf                  02/17/81                84            561
Hamilton              02/11/81                151           256
Hardee                02/11/81                264           618
Herdando              02/10/81                477           904
Highlands             02/11/81                677           519
Hillsborough          02/10/81               3766           35
Jefferson             02/12/81                105           318
Lafayette             02/10/81                49            299
Lake                  02/10/81                718          2428
Leon                  02/18/81                985          1655
Levy                  02/12/81                170           567
Liberty               02/12/81                34            94
Madison               02/11/81                122           47
Marion                02/10/81               1052          1660
Orange                02/11/81               3171          1797
Osceola               02/13/81                514           336
Pasco                 02/10/81               1111           307
Pinellas              02/10/81               5147           951
Polk                  02/11/81               1997           527
Seminole              02/11/81               1319          1660
Sumter                02/11/81                241           746
Suwanee               02/11/81                210           652
Taylor                02/11/81                161           793
Volusia               02/10/81               2241           333
Wakulla               02/11/81                80            188

TWENTY-EIGHTH SUPPLEMENTAL INDENTURE dated May 1, 1981

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               06/08/81               1351           161
Bay                   07/20/81                853           623
Brevard               10/30/91               3157          4321
Citrus                06/08/81                578           919
Columbia              06/08/81                469           507
Dixie                 06/09/81                78            172
Flagler               10/30/91                456          1321
Franklin              06/10/81                178           166
Gadsden               06/08/81                286          1847
Gilchrist             06/05/81                90            526
Gulf                  06/09/81                85            881
Hamilton              06/08/81                152           776
Hardee                06/05/81                267           797
Herdando              06/05/81                484          1645
Highlands             06/05/81                689           338
Hillsborough          06/05/81               3814           700
Jefferson             06/09/81                107           352
Lafayette             06/05/81                50            758
Lake                  06/08/81                727           209
Leon                  06/08/81                996          1780
Levy                  06/08/81                176           81
Liberty               06/12/81                34            859
Madison               06/08/81                125           615
Marion                06/05/81               1068          1824
Orange                06/08/81               3199           783
Osceola               06/09/81                532            1
Pasco                 06/05/81               1132          1007
Pinellas              06/05/81               5201          1902
Polk                  06/12/81               2022           642
Seminole              06/08/81               1340           894
Sumter                06/05/81                246           210
Suwanee               06/05/81                217           153
Taylor                06/09/81                165           536
Volusia               06/05/81               2272          1296
Wakulla               06/08/81                82            500

TWENTY-NINTH SUPPLEMENTAL INDENTURE dated September 1, 1982

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               10/06/82               1440           284
Bay                   10/08/82                912           523
Brevard               10/30/91               3157          4348
Citrus                10/07/82                604          1403
Columbia              10/06/82                498           260
Dixie                 10/07/82                85             2
Flagler               10/30/91                456          1348
Franklin              10/11/82                191           239
Gadsden               10/08/82                297           266
Gilchrist             10/07/82                98            657
Gulf                  10/07/82                91            125
Hamilton              10/06/82                159           396
Hardee                10/07/82                281           339
Herdando              10/06/82                510          1386
Highlands             10/08/82                733           571
Hillsborough          10/06/82               4009           985
Jefferson             10/08/82                115           766
Lafayette             10/06/82                55            163
Lake                  10/08/82                759           836
Leon                  10/07/82               1041           20
Levy                  10/06/82                198           511
Liberty               10/07/82                38            218
Madison               10/07/82                136           685
Marion                10/06/82               1128           717
Orange                10/07/82               3316           738
Osceola               10/11/82                606           68
Pasco                 10/06/82               1212          1279
Pinellas              10/07/82               5411          1407
Polk                  10/07/82               2110           93
Seminole              10/06/82               1416           535
Sumter                10/06/82                263           631
Suwanee               10/06/82                238           524
Taylor                10/07/82                178           879
Volusia               10/06/82               2391          1879
Wakulla               10/07/82                91            306

THIRTIETH SUPPLEMENTAL INDENTURE dated October 1, 1982

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               12/02/82               1450           90
Bay                   12/06/82                916          1538
Brevard               10/30/91               3157          4364
Citrus                12/03/82                607          1034
Columbia              12/06/82                501           729
Dixie                 12/06/82                86            49
Flagler               10/30/91                456          1364
Franklin              12/07/82                192           448
Gadsden               12/06/82                298           608
Gilchrist             12/03/82                100           18
Gulf                  12/07/82                91            744
Hamilton              12/06/82                160           118
Hardee                12/08/82                283           11
Herdando              12/03/82                513           992
Highlands             12/07/82                738           221
Hillsborough          12/03/82               4033           293
Jefferson             12/06/82                117            9
Lafayette             12/06/82                55            444
Lake                  12/03/82                763           19
Leon                  12/07/82               1047           812
Levy                  12/06/82                201           136
Liberty               12/08/82                38            547
Madison               12/07/82                137           808
Marion                12/07/82               1135          1015
Orange                12/06/82               3330          2301
Osceola               12/09/82                615           721
Pasco                 12/06/82               1222          1592
Pinellas              11/23/82               5434           229
Polk                  12/08/82               2121           118
Seminole              12/06/82               1425          1476
Sumter                12/06/82                265           768
Suwanee               12/07/82                240           699
Taylor                12/06/82                180           189
Volusia               12/06/82               2406           460
Wakulla               12/06/82                92            272

THIRTY-FIRST SUPPLEMENTAL INDENTURE dated November 1, 1991

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               12/05/91               1836          2215
Bay                   12/04/91               1347          1335
Brevard               12/05/91               3165          1204
Citrus                12/04/91                917           725
Columbia              12/04/91                753          1847
Dixie                 12/09/91                156           90
Flagler               12/04/91                458          1266
Franklin              12/04/91                364           11
Gadsden               12/04/91                386          1240
Gilchrist             12/09/91                182           573
Gulf                  12/04/91                148           72
Hamilton              12/04/91                294           236
Hardee                12/04/91                420           322
Herdando              12/03/91                843          1139
Highlands             12/03/91               1161          1860
Hillsborough          12/04/91               6449          1412
Jefferson             12/04/91                225           39
Lafayette             12/05/91                87            430
Lake                  12/04/91               1138          1083
Leon                  12/04/91               1530           452
Levy                  12/05/91                446           454
Liberty               12/04/91                68            508
Madison               12/04/91                258           173
Marion                12/04/91               1787           161
Orange                12/06/91               4352           22
Osceola               12/05/91               1042           587
Pasco                 12/03/91               2071           503
Pinellas              11/13/91               7731           740
Polk                  12/06/91               3041          1252
Seminole              12/05/91               2364          1942
Sumter                12/03/91                443           254
Suwanee               12/05/91                423           515
Taylor                12/04/91                296           232
Volusia               12/09/91               3712           968
Wakulla               12/05/91                185           524

THIRTY-SECOND SUPPLEMENTAL INDENTURE dated December 1, 1992

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               12/30/92               1888          2338
Bay                   12/30/92               1410           42
Brevard               12/29/92               3256          2503
Citrus                12/29/92                965           231
Columbia              12/30/92                769           532
Dixie                 12/30/92                165           484
Flagler               12/30/92                480           212
Franklin              12/30/92                399            1
Gadsden               12/30/92                399          1762
Gilchrist             12/30/92                194           693
Gulf                  01/06/93                157           343
Hamilton              12/29/92                314           215
Hardee                12/31/92                439           211
Herdando              12/29/92                894           688
Highlands             12/29/92               1200          1665
Hillsborough          12/30/92               6838           810
Jefferson             12/30/92                250           196
Lafayette             12/30/92                92            129
Lake                  12/30/92               1203           323
Leon                  01/07/93               1611          2296
Levy                  12/29/92                479           312
Liberty               12/30/92                73            427
Madison               12/30/92                292           205
Marion                12/29/92               1888          1815
Orange                12/30/92               4506          2985
Osceola               12/31/92               1102          2325
Pasco                 12/29/92               3101           950
Pinellas              12/15/92               8120          1705
Polk                  12/31/92               3185           899
Seminole              12/29/92               2525          1408
Sumter                12/29/92                471           468
Suwanee               12/29/92                449           469
Taylor                01/21/93                313           221
Volusia               12/30/92               3797          1647
Wakulla               12/31/92                204           765

THIRTY-THIRD SUPPLEMENTAL INDENTURE dated December 1, 1992

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               12/30/92               1888          2426
Bay                   12/30/92               1410           130
Brevard               12/29/92               3256          2592
Citrus                12/29/92                965           319
Columbia              12/30/92                769           622
Dixie                 12/30/92                165           572
Flagler               12/30/92                480           300
Franklin              12/30/92                399           89
Gadsden               12/30/92                399          1850
Gilchrist             12/30/92                195            1
Gulf                  01/06/93                157           431
Hamilton              12/29/92                315            1
Hardee                12/31/92                439           299
Herdando              12/29/92                894           776
Highlands             12/29/92               1200          1754
Hillsborough          12/30/92               6838           898
Jefferson             12/30/92                250           285
Lafayette             12/30/92                92            217
Lake                  12/30/92               1203           411
Leon                  01/07/93               1611          2384
Levy                  12/29/92                479           400
Liberty               12/30/92                73            515
Madison               12/30/92                292           293
Marion                12/29/92               1888          1903
Orange                12/30/92               4506          3073
Osceola               12/31/92               1102          2413
Pasco                 12/29/92               3101          1038
Pinellas              12/15/92               8120          1795
Polk                  12/31/92               3185           987
Seminole              12/29/92               2525          1496
Sumter                12/29/92                471           556
Suwanee               12/29/92                449           595
Taylor                01/21/93                313           309
Volusia               12/30/92               3797          1735
Wakulla               12/31/92                204           853

THIRTY-FOURTH SUPPLEMENTAL INDENTURE dated February 1, 1993

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               02/23/93               1895          1712
Bay                   02/22/93               1418          1202
Brevard               02/22/93               3268          4928
Citrus                03/03/93                972          1372
Columbia              02/23/93                771          1030
Dixie                 02/23/93                166           771
Flagler               02/23/93                483           86
Franklin              02/23/93                404           209
Gadsden               02/22/93                402           153
Gilchrist             02/22/93                196           612
Gulf                  02/22/93                158           636
Hamilton              02/22/93                317           37
Hardee                02/26/93                442           29
Herdando              02/22/93                901          1009
Highlands             02/23/93               1206          1393
Hillsborough          02/23/93               6891           182
Jefferson             02/23/93                254           267
Lafayette             02/22/93                92            788
Lake                  02/22/93               1211          1060
Leon                  02/23/93               1621           51
Levy                  02/22/93                484           459
Liberty               02/22/93                74            366
Madison               02/22/93                297           50
Marion                03/01/93               1902          1706
Orange                03/01/93               4527          4174
Osceola               02/23/93               1111          2070
Pasco                 03/01/93               3118          1205
Pinellas              02/09/93               8173           382
Polk                  02/22/93               3203          2186
Seminole              02/22/93               2547           765
Sumter                02/22/93                475           750
Suwanee               02/23/93                454           51
Taylor                02/25/93                314           853
Volusia               02/23/93               3808          3551
Wakulla               02/23/93                207           396

THIRTY-FIFTH SUPPLEMENTAL INDENTURE dated March 1, 1993

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               03/22/93               1898          2769
Bay                   03/23/93               1423           659
Brevard               03/22/93               3275          3473
Citrus                03/22/93                975            1
Columbia              03/24/93                772          1536
Dixie                 03/23/93                167           499
Flagler               03/23/93                484          1113
Franklin              03/22/93                407           47
Gadsden               03/22/93                403           66
Gilchrist             03/22/93                197           704
Gulf                  03/22/93                159           388
Hamilton              03/22/93                320            1
Hardee                03/22/93                443           137
Herdando              03/22/93                905           480
Highlands             03/22/93               1210           47
Hillsborough          03/22/93               6917           972
Jefferson             03/24/93                257           40
Lafayette             03/23/93                93            218
Lake                  03/23/93               1216          1165
Leon                  03/23/93               1626          1941
Levy                  03/23/93                487           375
Liberty               03/22/93                74            627
Madison               03/22/93                299           211
Marion                03/22/93               1910           738
Orange                03/23/93               4539          2634
Osceola               03/25/93               1115          2511
Pasco                 03/22/93               3129           149
Pinellas              03/10/93               8200          2030
Polk                  03/22/93               3214          1331
Seminole              03/22/93               2559          1330
Sumter                03/22/93                478           191
Suwanee               03/24/93                456           58
Taylor                03/26/93                316           580
Volusia               03/23/93               3814          4453
Wakulla               03/22/93                208           563

THIRTY-SIXTH SUPPLEMENTAL INDENTURE dated July 1, 1993

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               08/06/93               1919          2335
Bay                   08/09/93               1447          1661
Brevard               08/05/93               3312          2304
Citrus                08/06/93                994           111
Columbia              08/09/93                778           736
Dixie                 08/10/93                171           595
Flagler               08/06/93                493           183
Franklin              08/16/93                423           78
Gadsden               08/06/93                407          1440
Gilchrist             08/06/93                202           372
Gulf                  08/06/93                162           831
Hamilton              08/06/93                326           301
Hardee                08/06/93                450           623
Herdando              08/09/93                925          1936
Highlands             08/06/93               1225          1608
Hillsborough          08/05/93               7071           222
Jefferson             08/10/93                266           252
Lafayette             08/09/93                95            394
Lake                  08/06/93               1241           430
Leon                  08/09/93               1660          1955
Levy                  08/06/93                500           395
Liberty               08/06/93                76            362
Madison               08/06/93                312           20
Marion                08/06/93               1948          1022
Orange                08/09/93               4602           366
Osceola               08/06/93               1138           832
Pasco                 08/05/93               3182           104
Pinellas              07/20/93               8342           522
Polk                  08/05/93               3268          1251
Seminole              08/09/93               2627           330
Sumter                08/05/93                489           700
Suwanee               08/09/93                467           488
Taylor                08/06/93                323           490
Volusia               08/06/93               3848          2752
Wakulla               08/06/93                217           104

THIRTY-SEVENTH SUPPLEMENTAL INDENTURE dated December 1, 1993

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               12/29/93               1942          1768
Bay                   12/29/93               1473          1090
Brevard               12/28/93               3353          2186
Citrus                12/29/93               1013          1791
Columbia              12/30/93                784          1174
Dixie                 01/04/94                175           744
Flagler               12/30/93                503           269
Franklin              12/30/93                437           69
Gadsden               12/29/93                412          1638
Gilchrist             01/03/94                207           597
Gulf                  12/29/93                166           710
Hamilton              12/29/93                334           78
Hardee                12/28/93                458           139
Herdando              12/30/93                947          1037
Highlands             12/29/93               1241          1888
Hillsborough          12/29/93               7235          1829
Jefferson             12/30/93                276           231
Lafayette             12/29/93                97            746
Lake                  12/29/93               1267          2229
Leon                  12/29/93               1698          1017
Levy                  12/30/93                512           733
Liberty               12/29/93                78            291
Madison               12/29/93                324           302
Marion                12/29/93               1990          1962
Orange                12/29/93               4675          2208
Osceola               12/30/93               1163          2641
Pasco                 12/29/93               3239           112
Pinellas              12/15/93               8502          2162
Polk                  12/28/93               3327           562
Seminole              12/28/93               2703           466
Sumter                12/28/93                502          167*
Suwanee               12/29/93                478           324
Taylor                12/29/93                330           533
Volusia               12/29/93               3885          2736
Wakulla               12/30/93                224           727
-------------------
* Due to a scriveners error, the Thirty-Ninth and Fortieth Supplemental Indentures to the Original Indenture erroneously indicated a page number of 157.

THIRTY-EIGHTH SUPPLEMENTAL INDENTURE dated July 25, 1994

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua               08/08/94               1975          2678
Bay                   08/08/94               1516           432
Brevard               08/08/94               3412          3309
Citrus                08/08/94               1044          2108
Columbia              08/08/94                794           188
Dixie                 08/11/94                183            3
Flagler               08/08/94                516          1458
Franklin              08/10/94                465           42
Gadsden               08/09/94                422           570
Gilchrist             08/10/94                216           477
Gulf                  08/08/94                172           664
Hamilton              08/08/94                347           189
Hardee                08/08/94                471           495
Herdando              09/06/94                983           887
Highlands             08/08/94               1267           791
Hillsborough          08/10/94               7485           745
Jefferson             08/09/94                298           22
Lafayette             08/09/94                101           626
Lake                  08/09/94               1311          1274
Leon                  08/08/94               1754           594
Levy                  08/08/94                533           45
Liberty               08/09/94                81            566
Madison               08/08/94                348           172
Marion                08/10/94               2060          1272
Orange                08/09/94               4779          4850
Osceola               08/08/94               1205          1060
Pasco                 08/08/94               3326          1162
Pinellas              07/25/94               8734          1574
Polk                  08/08/94               3423          2168
Seminole              08/08/94               2809           131
Sumter                08/08/94                524           256
Suwanee               08/08/94                500           170
Taylor                08/09/94                342           576
Volusia               08/11/94               3942          4371
Wakulla               08/10/94                239           322

THIRTY-NINTH SUPPLEMENTAL INDENTURE dated July 1, 2001

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua                7/16/01                2371         1703
Bay                    7/24/01                2052          225
Brevard                7/24/01                4387          206
Citrus                 7/16/01                1440          322
Columbia               7/24/01                 931         1741
Dixie                  7/23/01                 262            1
Flagler                7/24/01                 758          320
Franklin               7/26/01                 671          542
Gadsden                7/23/01                 529          134
Gilcrest               7/23/01                2001         3068
Gulf                   7/24/01                 262          872
Hamilton               7/23/01                 504           59
Hardee                 7/23/01                 614          764
Hernando               7/16/01                1437          619
Highlands              7/16/01                1556         1380
Hillsborough           7/23/01               10952         1626
Jefferson              7/23/01                 471          268
Lafayette              7/23/01                 169          348
Lake                   7/16/01                1974         2275
Leon                   7/23/01                2530           74
Levy                   7/23/01                 752          726
Liberty                7/23/01                 124          311
Madison                7/24/01                 587           48
Manatee                7/23/01                1692         6974
Marion                 7/16/01                2987         1131
Orange                 7/16/01                6302         3365
Osceola                7/16/01                1902         1112
Pasco                  7/16/01                4667           77
Pinellas               7/13/01               11475         2488
Polk                   7/16/01                4751            1
Seminole               7/16/01                4128          170
Sumter                 7/16/01                 894           40
Suwannee               7/23/01                 877           77
Taylor                 7/23/01                 464          215
Volusia                7/17/01                4714         4356
Wakulla                7/23/01                 414          599

FORTIETH SUPPLEMENTAL INDENTURE dated July 1, 2002

STATE OF FLORIDA

County           Date of Recordation         Book           Page

Alachua                7/19/02                2486           439
Bay                    7/19/02                2164           520
Brevard                7/01/01                4641          2591
Citrus                 7/19/02                1521             2
Columbia               7/19/02                 958           500
Dixie                  7/19/02                 277             1
Flagler                7/24/02                 838           776
Franklin               7/24/02                 706            23
Gadsden                7/19/02                 548           415
Gilchrist*             7/19/02      Instrument Number 2002  3363
Gulf                   7/19/02                 285           369
Hamilton               7/19/02                 530           143
Hardee                 7/19/02                 630           147
Hernando               7/19/02                1552           745
Highlands              7/19/02                1616          1919
Hillsborough           7/19/02               11790          0680
Jefferson              7/22/02                0492          0001
Lafayette              7/19/02                 181           406
Lake                   7/22/02               02145          1576
Leon                   7/19/02               R2697         01718
Levy                   7/19/02                 795           531
Liberty                7/19/02                 131           454
Madison                7/19/02                 627           171
Manatee                7/19/02                1759           970
Marion                 7/19/02                3203          0458
Orange                 7/23/02                6573          5463
Osceola                7/22/02                2082          1419
Pasco                  7/19/02                5012          1362
Pinellas               7/26/02               12128          1700
Polk                   7/19/02                5064          0027
Seminole               7/23/02                4468          0429
Sumter                 7/19/02                 988           512
Suwannee               7/19/02                 948             7
Taylor                 7/19/02                 484           562
Volusia                7/19/02                4898          2002
Wakulla                7/22/02                 450           344
-------------
* Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-FIRST SUPPLEMENTAL INDENTURE dated February 1, 2003

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua                3/10/03                2620         1182
Bay                    3/20/03                2252         1616
Brevard                3/10/03                4845          847
Citrus                 3/10/03                1580          537
Columbia               3/10/03                 976         2505
Dixie                  3/10/03                 285          654
Flagler                3/10/03                 905         1523
Franklin               3/12/03                 729          424
Gadsden                3/10/03                 561         1091
Gilchrist*             3/10/03      Instrument Number 2003 1224
Gulf                   3/10/03                 301          432
Hamilton               3/10/03                 543          358
Hardee                 3/10/03                 640          218
Hernando               3/7/03                 1636          204
Highlands              3/10/03                1660          726
Hillsborough           3/10/03               12427         1748
Jefferson              3/10/03                 507           98
Lafayette              3/10/03                 189          107
Lake                   3/10/03                2276         2224
Leon                   3/11/03                2827           95
Levy                   3/10/03                 826          208
Liberty                3/11/03                 136          479
Madison                3/9/03                  653           69
Manatee                3/7/03                 1809         6624
Marion                 3/10/03                3363         1414
Orange                 3/10/03                6820           89
Osceola                3/10/03                2208         1762
Pasco                  3/7/03                 5267          216
Pinellas               3/6/03                12582         1011
Polk                   3/6/03                 5289         1762
Seminole               3/10/03                4745          970
Sumter                 3/7/03                 1052            4
Suwannee               3/10/03                 995           83
Taylor                 3/10/03                 497          542
Volusia                3/10/03                5033         4056
Wakulla                3/10/03                 478           79
-------------
* Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-SECOND SUPPLEMENTAL INDENTURE dated April 1, 2003

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua              05/27/2003              2676           753
Bay                  05/27/2003              2283           585
Brevard              06/06/2003              4935           345
Citrus               05/23/2003              1604           305
Columbia             05/23/2003               984           87
Dixie                05/23/2003               289           447
Flagler              05/27/2003               935           151
Franklin             05/27/2003               739           166
Gadsden              05/23/2003               566           840
Gilchrist*           05/23/2003    Instrument Number 2003002716
Gulf                 05/27/2003               307           784
Hamilton             05/23/2003               549            1
Hardee               05/28/2003               644           670
Hernando             05/23/2003              1671          1084
Highlands            05/23/2003              1676          1168
Hillsborough         05/28/2003              12682          320
Jefferson            05/23/2003               512           367
Lafayette            05/23/2003               191           373
Lake                 05/22/2003              2324          1507
Leon                 05/28/2003              2874          1027
Levy                 05/27/2003               837           42
Liberty              05/27/2003               138           218
Madison              05/23/2003               664           225
Manatee              05/28/2003              1831          1979
Marion               05/30/2003              3426          1046
Orange               05/23/2003              6925          2125
Osceola              05/22/2003              2256          2207
Pasco                05/23/2003              5370          1906
Pinellas             05/23/2003              12767         1631
Polk                 05/23/2003              5372          1233
Seminole             05/30/2003              4843          1879
Sumter               05/30/2003              1076           307
Suwannee             05/23/2003              1013           263
Taylor               05/28/2003               502           773
Volusia              06/02/2003              5084          4311
Wakulla              05/23/2003               488           388
-------------
* Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-THIRD SUPPLEMENTAL INDENTURE dated November 1, 2003

STATE OF FLORIDA

County           Date of Recordation         Book          Page

Alachua              12/30/2003              2831          1359
Bay                  01/12/2004              2385           484
Brevard              01/08/2004              5166          2137
Citrus               12/29/2003              1675           939
Columbia             12/30/2003              1003           767
Dixie                12/30/2003               300           401
Flagler              12/29/2003              1024          1365
Franklin             12/30/2003               769           78
Gadsden              12/29/2003               580          1923
Gilchrist*           12/30/2003     Instrument Number 2003006794
Gulf                 12/30/2003               327           232
Hamilton             12/29/2003               563           163
Hardee               12/29/2003               656           951
Hernando             12/31/2003              1776          1140
Highlands            12/29/2003              1727           647
Hillsborough         12/31/2003              13433         1463
Jefferson            12/30/2003               530           192
Lafayette            12/30/2003               199           454
Lake                 12/30/2003              2478           691
Leon                 01/08/2004              3018           255
Levy                 01/05/2004               868           897
Liberty              12/30/2003               142           561
Madison              12/30/2003               695           129
Manatee              12/30/2003              1891          3077
Marion               01/05/2004              3610          1489
Orange               12/30/2003              7245          2525
Osceola              01/07/2004              2418           906
Pasco                12/30/2003              5676           531
Pinellas             12/23/2003              13265         2523
Polk                 12/29/2003              5624          1278
Seminole             12/30/2003              5149          1458
Sumter               01/06/2004              1156           447
Suwannee             12/30/2003              1065           398
Taylor               12/30/2003               516           670
Volusia              12/29/2003              5232          3126
Wakulla              12/29/2003               518           436
-------------
* Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

                               EXHIBIT B

                         PROPERTY DESCRIPTIONS

                           [Attached hereto]




                                 B-1